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                                                                    EXHIBIT 23.1


                       Consent of Pedersen & Houpt, P.C.

     Pedersen & Houpt, P.C. hereby consents to all references made to it in Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-47669) of Blue Rhino Corporation, as filed with the Securities and Exchange
Commission on April   , 1998.

                                /s/ Pedersen & Houpt, P.C.
                                --------------------------
                                Pedersen & Houpt, P.C.

                                Pedersen & Houpt, P.C.
                                Chicago, Illinois
                                April   , 1998